Exhibit 23.1  --  Consent of Independent Certified Public Accountants


Beckstead and Watts, LLP
----------------------------
Certified Public Accountants
                                                     3304 Wynn Road, Suite B
                                                         Las Vegas, NV 89102
                                                                702.257.1984
                                                          702.362.0540 (fax)



To Whom It May Concern:

We have issued our report dated July 10, 2003, accompanying the financial statements of JCG, Inc. (a development stage company) on Form 10SB for the period ended June 30, 2003. We hereby consent to the incorporation by reference of said report on the Registration Statement of JCG, Inc. on Form 10SB.


Signed,

/s/ Beckstead and Watts, LLP
----------------------------
    Beckstead and Watts, LLP



July 10, 2003


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